CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, unless otherwise specified	3 Months Ended		9 Months Ended	15 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2012	Sep. 30, 2012
Revenues	$ 0	$ 0	$ 0	$ 0
Expenses:
General and administrative	93	0	157	173
Total expenses	93	0	157	173
Net loss	(93)	0	(157)	(173)
Comprehensive loss	$ (93)	$ 0	$ (157)	$ (173)